PRESS RELEASE	SOURCE: First Trust Advisors L.P.

First Trust Advisors Announces Fund Board Approval of Mergers of First Trust Energy Income and Growth Fund, First Trust MLP and Energy Income Fund, First Trust New Opportunities MLP & Energy Fund, and First Trust Energy Infrastructure Fund into First Trust Energy Income Partners Enhanced Income ETF

WHEATON, IL – (BUSINESS WIRE) – October 23, 2023 – First Trust Advisors L.P. (“FTA”) announced today that the Board of Trustees of each of First Trust Energy Income and Growth Fund (NYSE American: FEN), First Trust MLP and Energy Income Fund (NYSE: FEI), First Trust New Opportunities MLP & Energy Fund (NYSE: FPL), and First Trust Energy Infrastructure Fund (NYSE: FIF) (the “Target Funds” or each, individually, a “Target Fund”), each a closed-end management investment company managed by FTA and sub-advised by Energy Income Partners, LLC (“EIP”), approved the Merger of each respective Target Fund into First Trust Energy Income Partners Enhanced Income ETF, a newly created actively managed exchange-traded fund (“ETF”) managed by FTA and sub-advised by EIP (“EIPI”). The Mergers have also been approved by the Board of Trustees of EIPI. EIPI will be the surviving fund.

Under the terms of the proposed transactions, shareholders of each Target Fund would receive shares of EIPI with a value equal to the aggregate net asset value of the Target Fund shares held by them and would become shareholders of EIPI, with the Target Funds terminating. It is currently expected that the transactions will be consummated during the second quarter of 2024, subject to requisite shareholder approvals and satisfaction of applicable regulatory requirements and approvals and customary closing conditions. Each merger is expected to qualify as a tax-free reorganization for federal income tax purposes. Each transaction is subject to shareholder approval and is a separate Merger, and no Merger is contingent upon any other Merger. There is no assurance when or whether such approvals, or any other approvals required for the transactions, will be obtained. More information on the proposed transactions will be contained in proxy materials that the Target Funds and EIPI anticipate filing in the coming weeks.

In connection with the proposed mergers of FEN, FEI and FPL into EIPI, each of these Target Funds may be required to recognize a decrease to its NAV prior to its merger, with another potential final adjustment to be made to the NAV of EIPI following the mergers after the receipt of year-end tax information to be provided by the master limited partnerships (“MLPs”) that had been held by such Target Funds. The amount and timing of such adjustments, if any, will depend in part on the market prices and composition of each such Target Fund’s portfolio securities.

EIPI will be an actively managed ETF that seeks to provide a high level of total return with an emphasis on current distributions paid to shareholders. EIPI will pursue its investment objective by investing in energy companies. EIPI will also deploy a partial covered call strategy to enhance its income.

FTA is a federally registered investment advisor and serves as the investment advisor of each Target Fund and EIPI. FTA and its affiliate First Trust Portfolios L.P. (“FTP”), a FINRA registered broker-dealer, are privately-held companies that provide a variety of investment services. FTA has collective assets under management or supervision of approximately $195 billion as of September 30, 2023 through unit investment trusts, exchange-traded funds, closed-end funds, mutual funds and separate managed accounts. FTA is the supervisor of the First Trust unit investment trusts, while FTP is the sponsor. FTP is also a distributor of mutual fund shares and exchange-traded fund creation units. FTA and FTP are based in Wheaton, Illinois.

EIP serves as each Target Funds’ and EIPI’s investment sub-advisor and provides advisory services to a number of investment companies and partnerships for the purpose of investing in MLPs and other energy infrastructure securities. EIP is one of the early investment advisors specializing in this area. As of September 30, 2023, EIP managed or supervised approximately $5.0 billion in client assets.

Additional Information about the Proposed Mergers and Where to Find It

This press release is not intended to, and shall not, constitute an offer to purchase or sell shares of FEN, FEI, FPL, FIF or EIPI; nor is this press release intended to solicit a proxy from any shareholder of FEN, FEI, FPL or FIF. The solicitation of the purchase or sale of securities or of proxies to effect the transactions may only be made by a final, effective Registration Statement, which includes a definitive Proxy Statement/Prospectus, after the Registration Statement is declared effective by the SEC.

This press release references a Registration Statement, which includes a Joint Proxy Statement/Prospectus, to be filed by EIPI. This Registration Statement has yet to be filed with the SEC. After the Registration Statement is filed with the SEC, it may be amended or withdrawn and the Joint Proxy Statement/Prospectus will not be distributed to shareholders of FEN, FEI, FPL or FIF unless and until the Registration Statement is declared effective by the SEC.

FEN, FEI, FPL, FIF, EIPI, FTA, FTP, EIP and their respective trustees, officers and employees, and other persons may be deemed to be participants in the solicitation of proxies with respect to the proposed Mergers. Investors and shareholders may obtain more detailed information regarding the direct and indirect interests of FEN’s, FEI’s, FPL’s, FIF’s, EIPI’s, FTA’s, FTP’s, and EIP’s respective directors, trustees, officers and employees by reading the Joint Proxy Statement/Prospectus regarding the proposed mergers when it is filed with the SEC.

Investors and security holders of FEN, FEI, FPL and FIF are urged to read the Joint Proxy Statement/Prospectus and other documents filed with the SEC carefully in their entirety when they become available because they will contain important information about the proposed Mergers. Investors should consider the investment objectives, risks, charges and expenses of FEN, FEI, FPL, FIF and EIPI carefully. The Joint Proxy Statement/Prospectus will contain information with respect to the investment objectives, risks, charges and expenses of the funds and other important information about FEN, FEI, FPL, FIF and EIPI. The Joint Proxy Statement/Prospectus will constitute neither an offer to sell securities, nor will it constitute a solicitation of an offer to buy securities, in any state where such offer or sale is not permitted.

Investors may obtain free copies of the Registration Statement and Joint Proxy Statement/Prospectus and other documents (when they become available) filed with the SEC at the SEC’s web site at www.sec.gov. In addition, free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC may also be obtained after the Registration Statement becomes effective by calling FTA toll-free at (800) 621-1675.

The information presented is not intended to constitute an investment recommendation for, or advice to, any specific person. By providing this information, First Trust is not undertaking to give advice in any fiduciary capacity within the meaning of ERISA and the Internal Revenue Code. First Trust has no knowledge of and has not been provided any information regarding any investor. Financial advisors must determine whether particular investments are appropriate for their clients. First Trust believes the financial advisor is a fiduciary, is capable of evaluating investment risks independently and is responsible for exercising independent judgment with respect to its retirement plan clients.

Forward Looking Statements

Certain statements made in this press release that are not historical facts are referred to as “forward-looking statements” under the U.S. federal securities laws. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements due to numerous factors. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from those anticipated in any forward-looking statements. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. FTA, EIP, FEN, FEI, FPL, FIF and EIPI undertake no responsibility to update publicly or revise any forward-looking statements.

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CONTACT: Dan Lindquist – (630) 517-8692

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CONTACT: Chris Fallow – (630) 517-7628

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CONTACT: Jim Dykas – (630) 517-7665

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SOURCE: First Trust Advisors L.P.